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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) November 1, 2004

                              WILLBROS GROUP, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                               Republic of Panama
                 (State or Other Jurisdiction of Incorporation)

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
                               1-11953                                                98-0160660
                      (Commission File Number)                             (IRS Employer Identification No.)

                   Plaza 2000 Building, 50th Street, 8th Floor, P.O. Box 0816-01098, Panama, Republic of Panama
                  (Address of Principal Executive Offices)                                     (Zip Code)
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                                 (50-7) 213-0947
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 1, 2004, the Registrant issued a press release announcing third quarter 2004 results. A copy of the press release is attached as Exhibit 99 to this Form 8-K. This information is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   The following exhibit is furnished herewith:

            99 Press release dated November 1, 2004, issued by the Registrant.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      WILLBROS GROUP, INC.


Date: November 1, 2004                By: /s/ Warren L. Williams
                                          ---------------------------------
                                          Warren L.Williams
                                          Senior Vice President, Chief Financial
                                          Officer and Treasurer


                                       2
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                                  EXHIBIT INDEX



Exhibit No.      Description
-----------      -----------

   99            Press release dated November 1, 2004, issued by the Registrant.